SUPPLEMENT DATED AUGUST 20, 2025

TO THE PROSPECTUS DATED JUNE 25, 2025

OF

CALAMOS AUTOCALLABLE INCOME ETF, a series of CALAMOS ETF TRUST

IMPORTANT NOTICE REGARDING CHANGE IN

INVESTMENT POLICY

This notice contains important information for shareholders about matters affecting the Calamos Autocallable Income ETF (the “Fund”), a series of Calamos ETF Trust (the “Trust”).

On August 20, 2025, the Trust’s Board of Trustees approved, at the request of the Fund’s investment adviser, Calamos Advisors LLC (the “Advisor”), certain changes to the Fund’s principal investment strategies.

In order to provide greater flexibility to manage the unencumbered cash of the Fund and to invest in income generating assets over and above U.S. Treasury securities, the Advisor seeks to add the use of offsetting sets of options (referred to as “box spreads”) to the Fund’s principal investment strategies. The Advisor anticipates that the Fund will use FLEX Options for this purpose. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the "OCC").

In connection with these changes, the current investment policy by which the Fund, under normal market conditions, seeks to invest at least 80% of its total assets in U.S. Treasuries, cash and cash equivalents and unfunded total return swaps that provide exposure to the Autocallable Index, will be revised to reflect the Fund’s ability to use box spreads. Pursuant to the amended policy, the Fund, under normal market conditions, will seek to invest at least 80% of its total assets in U.S. Treasuries, cash, cash equivalents, box spreads and unfunded total return swaps that provide exposure to the MerQube US Large Cap Vol Advantage Autocallable Index (the "Autocallable Index").

These changes are anticipated to be effective on or about October 20, 2025 and will be reflected in the Fund’s prospectus at such time.